 Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Rafina Innovations Inc. (the "Registrant") on Form 10-K/A for the fiscal year ended December 31, 2018, as filed with the Commission on the date hereof (the "Annual Report"), We, Constantinos Zertalis, Chief Executive Officer, and Paraskevi Pylarinou, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 20, 2019

/s/ Constantinos Zertalis
Constantinos Zertalis
Chief Executive Officer (Principal Executive Officer)

/s/ Paraskevi Pylarinou
Paraskevi Pylarinou
Chief Financial Officer (Principal Financial and Accounting Officer)